Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Loss Per Share	Loss Per Share
Basic loss per share excludes dilution and is computed by dividing net loss attributable to Venator ordinary shareholders by the weighted average number of shares outstanding during the period. Diluted loss per share reflects all potential dilutive ordinary shares outstanding during the period and is computed by dividing net loss available to Venator ordinary shareholders by the weighted average number of shares outstanding during the period increased by the number of additional shares that would have been outstanding as dilutive securities.
Basic and diluted loss per share is determined using the following information:

	For the years ended December 31,
	2021	2020	2019
Numerator:
Basic and diluted (loss) income from continuing operations:
Net loss attributable to Venator Materials PLC ordinary shareholders	$(77)	$(112)	$(175)
Denominator:
Weighted average shares outstanding	107.2	106.7	106.5
Potential dilutive impact of share-based awards(1)	—	—	—
 (1) The potentially dilutive impact of share-based awards was excluded from the calculation of net loss per share for the twelve months ended December 31, 2021, 2020, and 2019 because there is an anti-dilutive effect as we are in net loss positions.
The number of anti-dilutive employee share-based awards excluded from the computation of diluted EPS was 3 million for the year ended December 31, 2021, 4 million for the year ended December 31, 2020, and 2 million for the year ended December 31, 2019.